                                   BELK, INC.
                              2801 WEST TYVOLA ROAD
                         CHARLOTTE, NORTH CAROLINA 28217

                                                              April 26, 2000

Bank of America, N.A., as Agent
 and as a Bank Investor
Bank of America Corporate Center
100 North Tryon Street
Charlotte, North Carolina 28255

Gentlemen:

         Reference is hereby made to the Note Purchase Agreement (the "Agreement"), dated as of May 3, 1999, by and between BELK, INC., a Delaware corporation, as debtor (in such capacity, the "Debtor"), THE BELK CENTER, INC., a North Carolina corporation, as servicer, ENTERPRISE FUNDING CORPORATION, a Delaware corporation (the "Company") and BANK OF AMERICA, N.A., a national banking association ("Bank of America"), as agent for the Company and the Bank Investors party thereto (in such capacity, the "Agent") as a Bank Investor (Bank of America is known under the Agreement as NationsBank, N.A.). Capitalized terms used herein and not defined herein shall have the respective meanings assigned thereto in the Agreement.

         This letter is to confirm our agreement with you to extend the current Commitment Termination Date an additional 361 days from May 2, 2000 to April 28, 2001. Your acknowledgment of this letter shall serve to confirm such agreement and shall also serve as a confirmation that the requirement of the Agreement that any extension of the current Commitment Termination Date be made at least 30 days prior to such date has been waived.

         In addition, the acknowledgment of this letter by the Agent will serve to confirm the receipt by the Agent of Five Thousand Dollars ($5,000), which is the amount we have agreed to pay as a fee for the extension of the commitment.

                                                 Sincerely,

                                                 BELK, INC., as Debtor

                                                 By: /s/ James M. Berry
                                                     ---------------------------
                                                     Name: James M. Berry
                                                     Title: Exec. V.P. Finance



Acknowledged and Agreed:

BANK OF AMERICA, N.A., as Agent
  and as the sole Bank Investor

By: /s/ Elliott Lemon
    ----------------------------
    Name: Elliott Lemon
    Title: Vice President

ENTERPRISE FUNDING CORPORATION

By: /s/ Kevin P. Burns
    ----------------------------
    Name: Kevin P. Burns
    Title: Vice President